Exhibit 99.1

[FORM OF FORBEARANCE AGREEMENT AND AMENDMENT]

Forbearance Agreement and Amendment, dated as of July 3, 2008 (this “Agreement”), to (a) the Second Amended and Restated Secured Convertible Note issued by WorldSpace, Inc., a Delaware corporation (the “Company”) to [HIGHBRIDGE INTERNATIONAL LLC] [OTHER INVESTORS] (the “Investor”) on June 13, 2008 in the original principal amount of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Convertible Note” and together with all other Second Amended and Restated Secured Convertible Notes issued on June 13, 2008, the “Convertible Notes”), and (b) the Amended and Restated Secured Note issued by the Company to the Investor on June 13, 2008, in the original principal amount of [                    ] (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Bridge Note”, and together with all other Amended and Restated Secured Notes issued on June 13, 2008, the “Bridge Notes”). Capitalized terms used in this Agreement and not defined herein shall have the applicable meanings given to such terms in the Amendment Agreement (as defined below), the Convertible Note and the Bridge Note (the Convertible Notes and Bridge Notes, collectively, the “WorldSpace Notes”).

WITNESSETH:

WHEREAS, the Company issued to the Investor on June 13, 2008 the Bridge Note, the Convertible Note and warrants (the “Existing Forbearance Warrants”), which are exercisable to acquire shares of the Company’s Class A Common Stock, par value $0.01 per share (the “Common Stock”), each pursuant to the terms and conditions of that certain Amendment and Exchange Agreements (as amended, restated, supplemented or otherwise modified from time to time, including all schedules thereto, the “Amendment Agreement”), dated as of June 13, 2008, by and among the Company, certain of the Company’s subsidiaries which are guarantors of the WorldSpace Notes (the “Guarantors”) and the Investor;

WHEREAS, pursuant to Section 6 of the Bridge Note, the Company was required to redeem (the “Mandatory Redemption”) [                    ] in Principal amount of the Bridge Note and accrued and unpaid Interest thereon (the “Mandatory Redemption Price”) on June 30, 2008;

WHEREAS, the Company failed to effect the Mandatory Redemption;

WHEREAS, the failure by the Company to pay the Mandatory Redemption Price to the Investor on June 30, 2008 gave rise to an Event of Default pursuant to Section 4(a)(i) of the Bridge Note and pursuant to Section 4(a)(xvii) of the Convertible Note (each a “Specified Default” and collectively, the “Specified Defaults”);

WHEREAS, the Company has requested that the Investor agree and, subject to the terms and conditions of this Agreement, the Investor has agreed to forbear from exercising remedies with respect to the Specified Defaults for the period commencing on the Forbearance Effective Date (as defined below) and ending on the earlier to occur of the following dates: (a)

the date on which any Default or Event of Default (other than the Specified Defaults) shall occur or exist, including, without limitation, any Default or Event of Default arising from the failure to comply with the terms and provisions contained in this Agreement and (b) July 9, 2008 (such period being hereinafter called, the “Forbearance Period”);

WHEREAS, in connection with the Investor’s forbearance, the Company and the Investor shall exchange all of the Investor’s Existing Forbearance Warrants for warrants in the form attached hereto as Exhibit A (the “Amended and Restated Forbearance Warrants”) which shall be exercisable to acquire that number of shares of Common Stock set forth opposite the Investor’s name in column (3) on the Securities Schedule attached hereto (the “Amended and Restated Forbearance Warrant Shares”). The exchange of the Existing Forbearance Warrants for the Amended and Restated Forbearance Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

NOW, THEREFORE, the Investor, the Company and the Guarantors hereby agree as follows:

1. Company and Guarantors’ Acknowledgments. The Company and the Guarantors hereby acknowledge, confirm and agree that:

(a) As of the close of business on July 3, 2008, (i) the aggregate outstanding principal amount of the Bridge Notes is $36,145,361.59, (ii) the aggregate outstanding principal amount of the Convertible Notes is $53,149,779.73, and (ii) the Company is unconditionally indebted and liable for the repayment in full of the outstanding amount of all obligations under the WorldSpace Notes, without offset, defense or counterclaim of any kind, nature or description.

(b) Each of the Bridge Notes and the Convertible Notes shall continue to accrue Interest on the outstanding principal amount of such notes until the date each such note is paid in full in accordance with the terms thereof. From July 1, 2008 until the Mandatory Redemption is effected, the Bridge Notes and Convertible Notes shall accrue interest at the default interest rates of eleven and eighteen one-hundredths percent (11.18%) and fifteen percent (15.0%), respectively, in accordance with the terms of the WorldSpace Notes; provided, however, that if at the time the Company effects the Mandatory Redemption an Event of Default has occurred and is continuing under the WorldSpace Notes, the Bridge Notes and Convertible Notes shall continue to accrue Interest at such default rates until such time as set forth in the WorldSpace Notes.

(c) All obligations under the Bridge Note and the Convertible Note are secured by valid, enforceable and perfected Liens in favor of the Collateral Agent, in such respective priorities set forth in the Security Documents, for the benefit of the Investor (other than Permitted Liens) in all of the Collateral (as defined in the Security Documents), which Liens are enforceable without offset, defense or counterclaim.

(d) (i) Each of the New Transaction Documents to which the Company or each Guarantor is a party has been duly executed and delivered to the Investor and each is in full force and effect as of the date hereof, (ii) the agreements and obligations of the Company and the Guarantors contained in the New Transaction Documents to which they are a party constitute the legal, valid and binding obligations of the Company and the Guarantors, enforceable against them in accordance with their terms, and the Company and the Guarantors have no offset, defense or counterclaim to the enforcement of such obligations, and (iii) the Investor is and shall be entitled to the rights, remedies and benefits provided for in the New Transaction Documents, subject to the terms of this Agreement.

(e) (i) The Specified Defaults occurred as of July 1, 2008 under the WorldSpace Notes; (ii) the Specified Defaults entitle the Investor to (A) declare all or any portion of the Bridge Note and the Convertible Note to be immediately due and payable under the terms of such notes and the other New Transaction Documents and (B) exercise its rights and remedies under the WorldSpace Notes, the other New Transaction Documents, applicable law or otherwise; and (iii) the Investor’s agreement (subject to the terms and conditions hereof) to forbear from exercising its existing rights and remedies in respect of the Specified Defaults during the Forbearance Period is not, and shall in no way be deemed or construed as, a waiver by the Investor of the Specified Defaults or any other Default or Event of Default under the WorldSpace Notes or any other New Transaction Document whether now existing or hereafter occurring.

(f) The Investor’s execution of this Agreement shall not constitute a novation, refinancing, discharge, extinguishment or refunding nor is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in the WorldSpace Notes or any of the other New Transaction Documents, except as expressly provided herein.

(g) (i) Neither the Company, the Guarantors nor any of their Subsidiaries or Affiliates has any claim or cause of action against the Investor or any Affiliate of the Investor (or any of the directors, officers, employees, agents, Affiliates or attorneys of the foregoing), and (ii) the Investor has heretofore properly performed and satisfied in a timely manner all of its obligations to the Company, the Guarantors and all of their Subsidiaries and Affiliates (if any) under the WorldSpace Notes and the other New Transaction Documents. Notwithstanding the foregoing, the Company and the Guarantors wish (and the Investor agrees) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect the Investor’s rights, interests, security and/or remedies under the WorldSpace Notes and the other New Transaction Documents. Accordingly, for and in consideration of the agreements contained in this Agreement and other good and valuable consideration, the Company and the Guarantors for themselves and their Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the “Releasors”) do hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Investor or any Affiliates of the Investor, together with their respective successors, assigns, subsidiaries, affiliates, agents and attorneys (collectively, the “Released Parties”) from: (x) any and all liabilities, obligations, duties, responsibilities, promises or indebtedness of any kind of the Released Parties to the Releasors or any of them and (y) all claims, demands, disputes, offsets, causes of action (whether at law or equity), suits or defenses of any kind whatsoever (if any), which the Releasors or any of them had from the beginning of the world, now has or might hereafter have against the Released Parties or any of them, in either case of clauses (x) or (y) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind (1) that existed, arose or occurred at any time from the beginning of the world to the execution of this Agreement or (2) that could hereafter arise as a result, directly or indirectly, of the execution of (or the observance of the terms of) this Agreement, the WorldSpace Notes or any of the other New Transaction Documents. For purposes of the release contained in this clause (f), any reference to any Releasor shall mean and include, as applicable, such Person’s successors and assigns, including, without limitation, any receiver, trustee or debtor-in-possession, acting on behalf of such Person. As to each and every claim released hereunder, the Company and the Guarantors hereby represent that they have received the advice of legal counsel with regard to the releases contained herein and agrees that no such common law or statutory rule or principle shall affect the validity or scope or any other aspect of such release.

2. Investor Acknowledgments. In reliance upon the representations and covenants and acknowledgments of the Company and the Guarantors contained in this Agreement and subject to the terms and conditions contained herein, during the Forbearance Period, the Investor agrees to forbear from exercising its rights and remedies under the New Transaction Documents or applicable law, solely with respect to the Specified Defaults.

3. No Waiver; Reservation of Rights. The Investor has not waived, is not by this Agreement waiving, and has no present intention of waiving, the Specified Defaults or any other Events of Default which may be continuing on the date hereof or any Events of Default which may occur after the date hereof (whether the same or similar to the Specified Defaults or otherwise), and nothing contained herein shall be deemed or constitute any such waiver. Subject to Section 2 above, the Investor reserves the right, in its discretion, to exercise any or all rights or remedies under the WorldSpace Notes, the other New Transaction Documents, applicable law and otherwise as a result of the Specified Defaults or any other Events of Default that may be continuing on the date hereof or any Events of Default that may occur after the date hereof, and the Investor has not waived any of such rights or remedies and nothing in this Agreement, and no delay on the Investor’s part in exercising such rights or remedies, should be construed as a waiver of any such rights or remedies. Upon the termination of the Forbearance Period, the agreement of the Investor to forbear and the other agreements of the Investor, in each case as set forth in Section 2 above, shall automatically and without further action terminate and be of no force and effect, it being understood and agreed that the effect of such termination will be to permit the Investor and the Collateral Agent (acting upon the instructions of the Investor and on behalf of the Investor) to exercise any and all of its rights and remedies at any time and from time to time thereafter, including, without limitation, the right to accelerate all or any portion of the obligations under the WorldSpace Notes and exercise any other rights and remedies set forth in the WorldSpace Notes, the other New Transaction Documents, applicable law or otherwise, in each case, without any notice, passage of time or forbearance of any kind. The Investor reserve the right to request any additional information (financial or otherwise) with respect to the Specified Defaults or any other Event of Default or otherwise.

4. Amendments. The Company, the Guarantors and the Investor wish to amend the WorldSpace Notes. Accordingly, on the Forbearance Effective Date, the parties hereto hereby agree as follows:

(a) Section 6 of the Bridge Note is hereby amended and restated in its entirety as follows:

(6) Mandatory Redemption. On July 9, 2008 (the “Mandatory Redemption Date”), the Company shall redeem an aggregate outstanding amount of Bridge Notes equal to the Mandatory Redemption Amount. The portion of this Bridge Note subject to redemption pursuant to this Section 6 shall be redeemed by the Company in an amount equal to the Holder Pro Rata Amount of the Mandatory Redemption Amount (the “Mandatory Redemption Price”). The Company shall deliver written notice thereof by facsimile and overnight courier to all, but not less than all, of the holders of Bridge Notes and the Transfer Agent one (1) Business Day prior to the Mandatory Redemption Date. Redemptions made pursuant to this Section 6 shall be made in accordance with Section 11.”

(b) Section 25(xlvii) of the Bridge Note is hereby amended and restated in its entirety to read as follows:

“(xlvii) “Mandatory Redemption Amount” means $18,838,764.90 in aggregate Principal amount plus accrued and unpaid Interest and any Late Charges thereon.”

5. Reaffirmation of Guaranty; Agreement as New Transaction Document. Except as specifically set forth in this Agreement, the WorldSpace Notes and the other New Transaction Documents (including, without limitation, the terms of any guaranty or grant of security set forth therein) shall remain in full force and effect and are hereby ratified and confirmed. As of the Forbearance Effective Date, each reference to the WorldSpace Notes in any New Transaction Document shall mean and be a reference to the WorldSpace Notes as modified hereby and each reference to Warrants and Warrant Shares in any New Transaction Document shall mean and include the Amended and Restated Forbearance Warrants and the Amended and Restated Forbearance Warrant Shares, respectively, including without limitation for purposes of (a) determining whether issuance of Common Stock upon exercise of the Amended and Restated Forbearance Warrants constitute Excluded Securities and (b) obtaining the Stockholder Approval required by the Amendment Agreement. This Agreement and the Amended and Restated Forbearance Warrants shall each constitute a New Transaction Document and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the WorldSpace Notes and the other New Transaction Documents. Accordingly, it shall be an Event of Default under the WorldSpace Notes if (i) any representation or warranty made by the Company or the Guarantors under or in connection with this Agreement shall have been untrue, false or misleading when made, or (ii) the Company or the Guarantors shall fail to perform or observe any term, covenant or agreement contained in this Agreement or the Amended and Restated Forbearance Warrants.

6. Conditions to Effectiveness. This Agreement shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Investor’s discretion (the date of such effectiveness being herein called the “Forbearance Effective Date”):

(a) The Investor shall have received a copy of this Agreement duly executed by the Company, the Guarantors and the Investor;

(b) Each other holder of Bridge Notes and Convertible Notes shall have executed a copy of a “Forbearance and Amendment Agreement” in form and substance substantially identical to this Agreement;

(c) The Company shall have delivered to the Investor its Amended and Restated Forbearance Warrants;

(d) All out-of-pocket expenses incurred by the Investor which have been invoiced in connection with this Agreement, the WorldSpace Notes or any other New Transaction Document, or the transactions contemplated by any of the foregoing, shall have been paid by the Company; and

(e) As of the Forbearance Effective Date, the representations and warranties set forth in Section 7 hereof shall be true and correct.

7. Representation and Warranties. In order to induce the Investor to enter into this Agreement, the Company and each Guarantor hereby represent and warrant that:

(a) At and as of the date of this Agreement, and both prior to and after giving effect to this Agreement, other than the Specified Defaults, no Default or Event of Default shall have occurred and be continuing or shall result from the execution of this Agreement.

(b) At and as of the date of this Agreement and at and as of the Forbearance Effective Date and after giving effect to this Agreement, each of the representations and warranties contained in the WorldSpace Notes and the other New Transaction Documents is true and correct in all material respects (except to the extent that such representations and warranties relate solely to an earlier date).

(c) The Company and each Guarantor (i) has all requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and (ii) has taken all action, corporate or otherwise, necessary to authorize the execution and delivery of this Agreement.

(d) The execution, delivery and performance by the Company and each Guarantor of this Agreement will not (i) violate any provision of federal, state, or local law or regulation applicable to any the Company or such Guarantor, the governing or organizational documents of any the Company or such Guarantor, or any order, judgment, or decree of any court or other Governmental Authority binding on any the Company or such Guarantor, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected of any the Company or such Guarantor, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of the Company or such Guarantor, or (iv) require any unobtained approval of any the Company’s or such Guarantor’s interestholders or any unobtained approval or consent of any Person under any loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected of any the Company or such Guarantor.

(e) This Agreement has been duly executed and delivered by the Company and each Guarantor and constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable against the any loan or credit agreement, note, bond, mortgage, indenture, lease, deed of trust, agreement, contract, commitment, license (including, without limitation, the Communication Licenses), franchise, permit, understanding, instrument, or obligation or other arrangement to which the Company or such Guarantor is a party or by which the Company, such Guarantor or any of their properties or assets may be bound or affected in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

8. Registration Rights. The registration rights set forth in the 2007 Registration Rights Agreement (as defined in the Amendment Agreement) shall apply to the Amended and Restated Forbearance Warrants and the Amended and Restated Forbearance Warrant Shares mutatis mutundis except that for purposes hereof all references to the “Closing Date” in the 2007 Registration Rights Agreement shall mean the date of this Agreement.

9. Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Amended and Restated Forbearance Warrants (including the corresponding Amended and Restated Forbearance Warrant Shares issued by way of a Cashless Exercise (as defined in the Additional Forbearance Warrants)) may be tacked onto the holding period of the WorldSpace Notes. The Company further acknowledges that the Amended and Restated Forbearance Warrants (so long as such Amended and Restated Forbearance Warrants are exercised by way of Cashless Exercise) may be freely transferred or sold pursuant to Rule 144 under the 1933 Act without the requirement to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144. The Company agrees not to take a position contrary to this Section 9. The Company agrees to take all actions, including, without limitation, the issuance by its legal counsel of any necessary legal opinions, necessary to issue to the Investor Amended and Restated Forbearance Warrant Shares (so long as such Amended and Restated Forbearance Warrants are exercised by way of a Cashless Exercise) that are freely tradable on an Eligible Market without restriction and not containing any restrictive legend without the need for any action by the Investor.

10. Expenses. All fees, costs and expenses incurred by the Investor in connection with this Agreement, including, without limitation, the fees and expenses of Schulte Roth & Zabel LLP, and each of the other documents, instruments and agreements executed in connection herewith, including, but not limited to, such fees, costs and expenses incurred in connection with the negotiation, drafting, implementation and enforcement of this Agreement, shall be paid by the Company in accordance with the terms hereof and the other New Transaction Documents.

11. Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision in this Agreement in any jurisdiction.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic transmission shall be equally effective as delivery of a manually executed counterpart.

13. Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein. Any single or partial exercise of any right under this Agreement shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of this Agreement whatsoever shall be valid unless in writing signed by the Investor (or any other Person whose consent is required pursuant to the terms of the New Transaction Documents), and then only to the extent in such writing specifically set forth. All remedies contained in this Agreement or by law afforded shall be cumulative and all shall be available to the Investor until the obligations of the Company under the WorldSpace Notes have been paid in full. The failure of any party to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provisions, nor in any way to affect the validity of this Agreement or any part hereof or the right of such party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

14. Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Company, the Guarantors and the Investor each of their respective successors and assigns.

15. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

16. Governing Law; Waiver of Jury Trial. Without limiting the applicability of any other provision of the WorldSpace Notes or any other New Transaction Document, the terms and provisions set forth in Section 8(d) of the Amendment Agreements (Governing Law; Jurisdiction; Jury Trial) are expressly incorporated herein by reference.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

COMPANY:

WORLDSPACE, INC.

By:
Name:
Title:

GUARANTORS:

AFRISPACE, INC.

By:
Name:
Title:

ASIASPACE LIMITED

By:
Name:
Title:

WORLDSPACE SATELLITE COMPANY LTD.

By:
Name:
Title:

WORLDSPACE SYSTEMS CORPORATION

By:
Name:
Title:

INVESTOR:

By:

By:
Name:
Title:

SECURITIES SCHEDULE

(1) Investor	(2) Address and Facsimile Number	(3) Number of Amended and Restated Forbearance Warrant Shares
Highbridge International LLC	c/o Highbridge Capital Management, LLC 9 West 57th Street, 27th Floor New York, New York 10019 Attention: Ari J. Storch Adam J. Chill Facsimile: (212) 751-0755 Telephone: (212) 287-4720 Residence: Cayman Islands	2,306,498

OZ Master Fund, Ltd.	c/o OZ Management, L.L.C. 9 West 57th Street, 39th Floor New York, New York 10019 Attention: Joel M. Frank Facsimile: (212) 790-0150 Telephone: (212) 790-0160 Residence: Cayman Islands	628,953

AG Offshore Convertibles, Ltd.	c/o Angelo, Gordon & Co., L.P. 245 Park Avenue - 26th Floor New York, New York 10167 Attention: Gary I. Wolf Facsimile: (212) 867-6449 Telephone: (212) 692-2058 Residence:	503,134

Citadel Equity Fund Ltd.	c/o Citadel Limited Partnership 131 S. Dearborn Street Chicago, Illinois 60603 Attention: Dan Urchell Facsimile: (312) 267-7583 Telephone: (312) 395-5338 Residence: Cayman Islands	3,061,415

EXHIBIT A

FORM OF WARRANT